SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): August 7, 2003

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6112	05-0314991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island		02903-2360
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

99.1	Press release, dated August 7, 2003

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, Nortek, Inc. publicly announced its results of operations for its second quarter ended July 5, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Vice President, General Counsel
and Secretary

Date: August 7, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated August 7, 2003